                                                                 EXHIBIT 10.10


                                   SUBLEASE


     This Building Sublease ("Sublease") is made this 24th day of September, 1997, by and between NETCO COMMUNICATIONS CORPORATION, a Minnesota corporation ("Sublessee"), and 1250895 Ontario Limited, an Ontario corporation ("Sublessor").

                                   RECITALS:

     A. Bradley A. Hoyt ("Prime Landlord") is the fee owner of the land and improvements, consisting of approximately 44,977 square feet of office and warehouse, commonly known as 6100 110th Street West, Bloomington, Minnesota ("Premises").

     B. Prime Landlord, as landlord, and Technology Marketing Group, Inc. (now known as Globelle, Inc.), as tenant, have heretofore entered into that certain Standard Commercial Lease dated July 11, 1995, as amended, (the "Prime Lease").

     C. Globelle, Inc. has assigned all of its right, title and interest in the Prime Lease to Sublessor;

     D. Sublessee desires to lease the Premises and Sublessor desires to sublease the Premises to Sublessee, all on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals incorporated herein by this reference, and the mutual covenants and agreements hereinafter set forth, the receipt and adequacy of which are acknowledged, the parties agree as follows:

1.   BASIC SUBLEASE PROVISIONS AND IDENTIFICATIONS OF EXHIBITS
     ---------------------------------------------------------

1.01 BASIC SUBLEASE PROVISIONS:
     -------------------------

A.   PREMISES ADDRESS:

     6100 110th Street West
     Bloomington, Minnesota 55428

B.   SUBLESSOR'S ADDRESS:

     5101 Orbitor Drive
     Mississauqa, Ontario, Canada L4W 4V1

C.   SUBLESSEE'S ADDRESS:

     6100 110th Street West
     Bloomington, Minnesota 55428

D.   EXECUTION DATE: September 24th, 1997

E. TERM: The period beginning on the Commencement Date and ending on the Expiration Date (hereafter defined), subject to earlier cancellation or termination as herein provided.

F. COMMENCEMENT DATE: The last to occur of (x) September 15, 1997, and (y) the date Sublessor, after obtaining Prime Landlord's mortgagee approval of the Sublease, makes the Premises available for occupancy by the Subtenant.

G. EXPIRATION DATE: November 29, 2005, subject to earlier cancellation or termination as herein provided.

H.   SECURITY DEPOSIT: $150,528.00, subject to the provisions of Section 4.01.

I. EXHIBITS: The following Exhibits are attached hereto and incorporated herein:

     EXHIBIT A - Description of Subleased Premises
     EXHIBIT B - Prime Lease
     EXHIBIT C - Furniture, Fixtures and Equipment included in Sublease Premises EXHIBIT D - Sublessee and Prime Landlord Non-Disturbance Agreement

2.   SUBLEASED PREMISES AND TERM; PRIME LEASE
     ----------------------------------------

2.01 SUBLEASED PREMISES AND FURNITURE, FIXTURES AND EQUIPMENT LOCATED THEREON:
     ------------------------------------------------------------------------

     A. Sublessor hereby leases to Sublessee and Sublessee hereby leases from Sublessor approximately 41,699 square feet of office space and ?,278 square feet of warehouse space in a two (2) story building (sometimes referred to herein as the "Subleased Premises"), which Subleased Premises are described in Exhibit "A"
                                                                     -----------
attached hereto, subject to all of the terms, covenants and conditions contained herein and in the Prime Lease. The leasable area of the Subleased Premises includes an allocation of the Common Areas (as defined in the Prime Lease).

     B. Sublessee acknowledges that it has thoroughly inspected the Subleased Premises. The Subleased Premises are accepted by the Sublessee in an AS IS, WHERE IS condition without any representations or warranties, whatsoever, express or implied, except as specifically set forth herein. More particularly, Sublessee expressly acknowledges that Sublessor has not made and will not make any warranties to the Sublessee with respect to the quality of construction of any leasehold improvements or finishes or as to the condition of the Subleased Premises, whether express, statutorily implied or otherwise, and that Sublessor expressly disclaims any implied warranty that the Subleased Premises are or will be suitable for Sublessee's use or intended commercial purposes. Sublessee shall have the right to take possession of the Subleased Premises upon execution of this Sublease by all parties hereto. Any construction, alterations or improvements made to the Subleased Premises by Sublessee shall be subject to (i) the prior approval of both Prime Landlord and Sublessor, including, without limitation, approval of the plans, specifications, contractors and subcontractors therefor, (ii) all applicable terms and conditions of the Prime Lease relating to construction, alterations or improvements of the Subleased Premises, and (iii) such other reasonable requirements or conditions as Prime Landlord may impose.

     C. The Subleased Premises shall include the furniture, fixtures and equipment set forth in the schedule attached hereto as Exhibit "C"; provided,
                                                               ---
however, title to such furniture, fixtures and equipment shall remain in Sublessor. Upon the expiration of the Sublease Term not resulting from a default by Sublessee, title to such furniture, fixtures and equipment shall be deemed to have been transferred to the Sublessee.

2.02 TERM:
     ----

     A. The term of this Sublease ("Term") shall commence on the Commencement Date as set forth in Section 1.01F.

     B. The term shall end on the Expiration Date set forth in Subsection 1.01G, unless sooner canceled or terminated as otherwise provided in this Sublease.

2.03 RELATION TO PRIME LEASE.
     -----------------------

     Except to the extent hereinafter provided, this Sublease is subject and subordinate to all of the covenants, agreements, terms, provisions, conditions and obligations of the Prime Lease. Sublessee agrees that all rights and privileges granted hereunder are subject to the limitations imposed on the Sublessor by the Prime Lease and that, except as expressly provided herein, Sublessor is not granting any rights or privileges to Sublessee that are not expressly granted to Sublessor under the Prime Lease. All of the covenants, agreements, terms, provisions, conditions, obligations and rules and regulations of the Prime Lease are incorporated herein, with the same force and effect as if they were fully set forth herein. Sublessee agrees to be bound by and comply with the terms of the Prime Lease and to perform Sublessor's obligations with respect to the Subleased Premises for the benefit of Prime Landlord and Sublessor, except that:

     (x) Any reference in the Prime Lease to: (i) "Landlord" shall mean Prime Landlord; (ii)"Tenant" shall mean

         Sublessee; and (iii) "Premises" shall mean Subleased Premises.

     (y) In all instances where consent or approval of the Prime Landlord is required pursuant to the Prime Lease, the consent or approval of each of Prime Landlord and Sublessor shall be required hereunder and Sublessor agrees to send to Prime Landlord, at Sublessee Is expense, copies of Sublessee's written request for any consents required. In the event Sublessor does not notify Sublessee of any objections to a request for Sublessor's consent within ten (10) business days of Sublessor's receipt of such request, such request shall be deemed approved by Sublessor.

The Prime Lease is attached hereto as Exhibit "B". Each party agrees that it
                                      -----------
will not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, Sublessor and Sublessee hereby confirm, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Sublessee the benefits of this Sublease and of those provisions of the Prime Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublessor against a default by Sublessee which might cause a default or event of default by Sublessor under the Prime Lease:

         A. Subject to the provisions of Section 3.03 herein, without limiting the obligations of Sublessor under the Prime Lease, as between Sublessor and Sublessee, Sublessor shall pay, when and as due, all Base Rent, Additional Rent and other charges payable by Sublessor to Prime Landlord under the Prime Lease provided Sublessee shall timely pay all Rent when and as due under this Sublease.

         B. Sublessee shall perform and observe all terms, affirmative covenants and conditions and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease, where the obligation to perform, observe or refrain from performing is by its nature imposed upon the party in possession of the Premises and all such affirmative covenants and negative covenants shall be deemed incorporated herein and shall be performed or observed for the benefit of Sublessor as though Sublessor were the landlord thereunder. If practicable, Sublessee shall perform affirmative covenants which are also covenants of Sublessor under the Prime Lease at least five (5) days prior to the date when Sublessor's performance is required under the Prime Lease and shall indemnify Sublessor and Guarantor (as defined in the Prime Lease) against all claims liabilities, demands, losses, actions, causes of action, damages, costs and expenses (including reasonable attorneys' fees) arising out of Sublessee's failure to perform or observe any such terms, covenants or conditions, subject however to all the express terms and conditions of this Sublease. Sublessor shall have the right, after notice and failure to cure by Sublessee (except in events of emergency), but not the obligation to enter the Subleased Premises to cure any default by Sublessee under this Sublease.

          C. Provided Sublessee is not in default hereunder and such default is continuing uncured, Sublessor shall not agree to an amendment to the Prime Lease, unless Sublessor shall first obtain Sublessee's prior written approval thereof, not to be unreasonably withheld.

          D. Sublessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Premises. Sublessor hereby grants to Sublessee the right to receive all of the services and benefits with respect to the Subleased Premises which are to be provided by Prime Landlord under the Prime Lease; provided, however, Sublessor shall have no duty to perform any terms, covenants, conditions to be performed or observed by the Prime Landlord under the Prime Lease. For example, and without limitation, Sublessor shall not be required to provide the services or repairs which the Prime Landlord is required to provide under the Prime Lease. Sublessor shall have no responsibility for or be liable to Sublessee for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of the terms, covenants and conditions under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Sublessor under the Prime
     Lease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, perform and observe its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Landlord, Sublessor agrees that it will, upon notice from Sublessee, make demand upon Prime Landlord to perform its obligations under the Prime Lease and, provided that Sublessee specifically agrees to pay all reasonable costs and expenses of Sublessor and provides Sublessor with security reasonably satisfactory to Sublessor to pay such costs and expenses, Sublessor will take appropriate legal action to enforce the Prime Lease.

          E . Nothing contained in this Sublease shall be construed to create a privity of estate of contract between

     Sublessee and Prime Landlord except as may be created pursuant to Exhibit
     C.

          F. Notwithstanding anything contained herein to the contrary, Sublessee and Sublessor hereby acknowledge that the terms and provisions of this Sublease are specifically contingent upon the delivery to Sublessee and Sublessor of a fully executed agreement by and between Sublessee and Prime Landlord in the same form attached hereto as Exhibit "D".
                                                        ----------
          G. Without limiting its obligations hereunder, Sublessee hereby acknowledges the Prime Landlord's rights as set forth in Sections 10.1, 12.1, 13.3 and 14.10 of the Prime Lease.

 3.  RENT

     3.01 BASE RENT.  Sublessee shall pay Sublessor the Base Rent payable in
          ---------
 equal monthly installments, set forth below on or before the first day of each calendar month during the Term, except that Base Rent for the first full and any initial partial calendar month shall be paid when Sublessee executes this Sublease.

     Lease Year              Annual Rate              Monthly Installment
     ----------              -----------              -------------------
 Commencement Date -         Four Hundred Thirteen             $34,432.00
 November 30, 2000           Thousand One Hundred
                             Eighty-Four Dollars
                             ($413,184)

     (except that the Sublessor will forbear from collecting Base Rent for the four (4) calendar months commencing with the first full month next succeeding the Commencement Date, provided, however, that if the Commencement Date is on the first day of a calendar month, such month shall be the first calendar month which Sublessor forbears collection, (Sublessee shall pay all Additional Rent due for such period), and Sublessee shall instead repay such amounts by way of payments to Sublessor, directly, of an additional $8,500.00 per month in Base Rent from February 1, 1998 to January 31, 1999)

 December 1, 2000 -         Four Hundred Sixty-one Thousand         $38,432.00
 November 29, 2005          One Hundred Eight-Four Dollars
                            ($461,184)

 Except as provided in Section 3.03 herein, Sublessee shall pay all Rent, and forward all insurance certificates to Sublessor at the address set forth in
 Section 1.01B, or such other address or to such other entity as Sublessor shall designate from time to time in writing.

     3.02  ADDITIONAL RENT.  If and to the extent that Sublessor is obligated to
           ---------------
 pay Additional Rent under the Prime Lease, Sublessee shall, effective as of the Commencement Date, pay to Sublessor such Additional Rent (to the extent such Additional Rent is attributable to events occurring during the Term of this Sublease). Such payment shall be due from Sublessee to Sublessor at least five
 (5) days prior to the date upon which Sublessor's payment of such Additional Rent is due to the Prime Landlord, provided that Sublessee shall have been billed therefor at least ten (10) days prior to such due date (which bill shall be accompanied by a copy of Prime Landlord's bill and other material furnished to Sublessor in connection therewith). If any such payments are estimated and paid monthly by Sublessor under the Prime Lease, Sublessee shall pay its share of the estimated monthly payments on the first (1st) day of every month in which a payment is due by Sublessor under the Prime Lease. As of the date hereof, Sublessee's share of such expenses is 100%, subject to adjustment as provided in Section 1.8 and 2.2 of the Prime Lease.

     Section 2.2 of the Prime Lease provides for an adjustment of the monthly operating Expenses actually paid by Prime Landlord during said year with Sublessor's pro rata share of operating expenses actually paid with respect to such year. To the extent Prime Landlord pays Sublessor any overpayment with respect to Sublessor's pro rata share of operating expenses, Sublessor shall remit to Sublessee such overpayment. Likewise, to the extent Sublessor is obligated to pay any deficiency in the payment of Sublessor's pro rata share of operating expenses, Sublessee shall, within five (5) days after written demand therefor by Sublessor, pay to Sublessor such deficiency.

     3.03  SUBLESSEE'S PAYMENT OF RENT DIRECTLY TO PRIME LANDLORD.  Sublessee
           ------------------------------------------------------
 shall make all Rent, including Base Rent and Additional Rent, payments due under this Sublease directly to Landlord at Landlord's address set forth in the Prime Lease, except that Sublessor agrees to pay to Prime Landlord the Base Rent due for the four (4) calendar months commencing with the first full month next succeeding the Commencement Date, and Sublessee agrees to pay the additional $8,500.00 per month rent due during the year 1998 directly to the Sublessor. Upon Sublessee's receipt of a notice from Sublessor directing Rent to be paid to Sublessor, Sublessee shall thereafter make all such payments directly to the Sublessor. Except as provided in the Prime Landlord and Sublessee NonDisturbance Agreement, in the event the Sublessee fails to pay any Rent, after notice and within the time set forth in the notice, thereafter, until Sublessee has cured such failure to pay Rent, all Rent due under the Sublease shall be paid directly to Sublessor at the address set forth in
 Section 1.01 B herein.

 4. SECURITY DEPOSIT.
    ----------------

     4.01  SECURITY DEPOSIT.  The Sublessee has delivered to Sublessor a
           ----------------
 security deposit in the amount of $150,528.00 as a security deposit for the full and faithful performance of each and every provision of this Sublease to be performed by Sublessee, on the understanding that: (a) the Security Deposit or any portion thereof not previously applied, or from time to time, such one or more portions thereof, may be applied to cure any default that may then exist, without prejudice to any other remedy or remedies which Sublessor may have on account thereof, and upon such application Sublessee shall pay Sublessor on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) should the Prime Lease be assigned by Sublessor, the Security Deposit or any portion thereof not previously applied may be paid to the Sublessor's assignee and if the same is paid as aforesaid, Sublessee hereby releases Sublessor from any and all liability with respect to the Security Deposit and/or its application or return; (c) if permitted by law, Sublessor or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (d) if Sublessee shall faithfully perform and observe all of the terms, covenants, and conditions in this Sublease and in the Prime Lease set forth and contained on the part of Sublessee to be fulfilled, kept, performed and observed, the sum deposited or the portion thereof not previously applied, shall be returned to Sublessee without interest no later than thirty (30) days after the expiration of the Term of this Sublease or any renewal or extension thereof, provided Sublessee has vacated the Premises and surrendered possession thereof to Sublessor at the expiration of the Term or any extension or renewal thereof as provided herein;
 (e) in the event that Sublessor terminates this Sublease or Sublessee's right to possession by reason of a Default by Sublessee, Sublessor may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Sublessee's default; (f) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Sublessee, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Rent due Sublessor for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Sublessor in partial liquidation of Sublessor's damages. Sublessor's parent corporation, Globelle Corporation, an Ontario corporation, ("Guarantor") has executed the Sublease solely for the purpose of agreeing to guaranty the performance of the Sublessor with respect to the Security Deposit. The Guarantor hereby submits to personal jurisdiction in the State of Minnesota for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. In the event such litigation is commenced at any time when Guarantor is not permanently domiciled in the State of

 Minnesota, Guarantor agrees that service of process may be made and personal jurisdiction over Guarantor obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon appointed Agent for Service of Process in the State of Minnesota, which Agent Guarantor hereby designates to be:

 Mary L. Galvin, Bassford, Lockhart, Truesdell & Briggs, Lawyers, 3550 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota, 55402-3787,
 (612) 333-3000. A copy of all documents served as aforesaid shall be simultaneously sent by mail, Certified, postage prepaid to: Goodman and Carr, Barristers and Solicitors, 200 King Street West, Toronto, Ontario, Canada M5H 3W5, Attention: Mr. J. Blidner

 Guarantor agrees that this appointment of an agent for service of process is made for the mutual benefit of Guarantor and Sublessee and may not be revoked without Sublessee's consent. Guarantor hereby agrees and consents that any such service of process upon such agent shall be taken and held to be valid personal service upon Guarantor whether or not Guarantor shall be then physically present, residing within, or doing business within the State of Minnesota, and that any such service of process shall be of the same force and validity as if service were made upon Guarantor when physically present, residing within, or doing business in the State of Minnesota. Guarantor waives all claim of error by reason of any such service. Guarantor hereby consents to the exclusive jurisdiction of either the District Court of Hennepin County, Minnesota, or the United States District Court for Minnesota, in any action, suit or proceeding which Owner may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit or proceeding to enforce this Guaranty shall be brought in any State or Federal Court in the State of Minnesota and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit or proceeding in any such Court; provided, however, that the provisions of this Section shall not be deemed to preclude Sublessee from filing any such action, suit or proceeding in any other appropriate forum.

 5.       SUBLESSEE'S USE.
          ---------------

          5.01 USE OF THE SUBLEASED PREMISES. Sublessee shall occupy and use the
               -----------------------------
 Subleased Premises only for warehouse and office uses. Sublessee's use of the Subleased Premises shall comply in all respects with Section 3.1 of the Prime Lease.

         5.02 PERMITS/CERTIFICATE OF OCCUPANCY. If any governmental license or
              ---------------------------------
 permit shall be required for the proper and lawful conduct of Sublessee's business in or occupancy of the Subleased Premises, then Sublessee, at its sole cost and expense, shall procure (and Sublessor and Prime Landlord shall assist and fully cooperate in such efforts to procure, at Sublessee's cost and expense), and thereafter maintain such license(s) or permit(s) and submit the same to Sublessor for inspection. Sublessee shall also be responsible for obtaining the certificate of occupancy, if any, for the Subleased Premises. Sublessee shall comply with the terms and conditions of each such license or permit.


6.   RIGHT OF QUIET ENJOYMENT.  If the Sublessee pays the Rent and other sums
     ------------------------
herein provided, and observes and performs all the terms, covenants and conditions on the Sublessee's part to be observed and performed, Sublessee's right of quiet enjoyment of the Subleased Premises, subject to the terms, covenants and conditions of this Lease, shall not be disturbed by Sublessor or those claiming through Sublessor.

7.   LATE PAYMENT CHARGE. Other remedies for nonpayment of Rent notwithstanding,
     -------------------
if the monthly rental payment or any other payment due from the Sublessee to Sublessor is not received by the Sublessor or the Prime Landlord for the account of Sublessor on or before the fifth (5th) day of the month for which rent or such other payments are due, a late payment charge of five per cent (5%) of such past due amount shall become due and payable in addition to such amounts owed under the Sublease.

8.   ASSIGNMENT AND SUBLETTING.
     -------------------------

     8.01  TRANSFER BY SUBLESSEE. Sublessee shall not sublease, assign, pledge,
           ---------------------
mortgage, hypothecate, grant licenses or concessions or otherwise transfer or permit the transfer of Sublessee's interest in this Sublease or the Subleased Premises, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) without the prior written consent of Sublessor and Prime Landlord, which consents may be withheld or granted on the same conditions as are applicable under the Prime Lease with respect to assignments and other transfers of Sublessor's interest thereunder. Any assignee or sublessee of Sublessee or any further assignment or sublease of the Subleased Premises shall be subject to the same terms and provisions set forth in this
Section 8.01.

     8.02  TRANSFER BY SUBLESSOR. Sublessor may, subject to the Prime Lease,
           ---------------------
assign, transfer, pledge, mortgage, hypothecate or otherwise transfer its interest in this Sublease without consent of Sublessee, provided, Sublessor shall not hereafter assign its interest under this Sublease separate from its interest under the Prime Lease and any such assignee shall assume Sublessor's obligations under this Sublease, including the return of any security deposit.

9.   INDEMNITY
     ---------

     9.01  SUBLESSOR INDEMNITY. Sublessor agrees to indemnify, defend, and hold
           -------------------
harmless Sublessee and its agents and employees, against any and all claims, liabilities, losses, actions, causes of action, judgments, awards, demands, costs and expenses of every kind and nature (including reasonable attorneys' fees and administrative costs), arising from (i) any injury or damage to any person, property or business resulting from the negligence of Sublessor, its employees, agents, contractors, subcontractors, servants, invitees, licensees or Sublessees or (ii) the breach or violation by Sublessor of any term, covenant or condition of this Sublease or the Prime Lease; provided, however, that Sublessor's obligations under this Section shall not apply to injury or damage resulting from the negligence of Sublessee or its agents or employees, the failure of Sublessee to perform its obligations hereunder or under the Prime Lease, or for which Sublessee has insurance. If any such proceeding is brought against Sublessee or its agents or employees, Sublessor covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Sublessee. Sublessor may satisfy its obligations under this Section from available insurance coverage.

     9.02  SUBLESSEE INDEMNITY. Sublessee agrees to indemnify, defend, and hold
           -------------------
harmless Sublessor, Guarantor and their respective agents and employees, against any and all claims, liabilities, losses, actions, causes of action, judgments, awards, demands, costs and expenses of every kind and nature (including attorneys' fees and administrative costs), including, without limitation, arising from (i) any injury or damage to any person or property resulting from the negligence of Sublessee, its employees, agents, or contractors; or (ii) the breach or violation by Sublessee of any term, covenant or condition of this Sublease or the Prime Lease; provided, Sublessee's obligations under this Section shall not apply to injury or damage resulting from the negligence of Sublessor, its agents and employees, or the failure of Sublessor to perform its obligations hereunder or under the Prime Lease for which Sublessor has insurance coverage. If any such proceeding is brought against Sublessor or its agents or employees, Sublessee covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Sublessor. Sublessee may satisfy its obligations under the Section from available insurance coverage.

10.  DEFAULT.
     -------
     10.01     EVENTS OF DEFAULT.
               -----------------

     (1) If a party fails to make any payment required when due hereunder, and such failure continues for five (5) business days after written demand for payment of such payment; or

     (2) If a party fails in the prompt and full performance of any other provisions of this Sublease (including, without limitation, the terms of the Prime Lease which have been incorporated herein) other than the nonpayment of Rent or other payments due under this Sublease, and does not cure such failure within ten (10) days after written demand from the other party that the failure be cured (unless the failure involves a hazardous condition, which shall be cured forthwith or as quickly as reasonably possible); or

     (3) Sublessee shall, by its act or omission to act, cause a default under the Prime Lease and such default is not cured within the time, if any, permitted for such cure under the Prime Lease;

     (4) Sublessee shall abandon any substantial portion of the Subleased Premises;

     (5) Sublessee shall file a petition or, if an involuntary petition is filed against Sublessee, or becomes insolvent, under any applicable federal or state bankruptcy or insolvency law or admits that it cannot meet its financial obligations, or a receiver or trustee shall be appointed for the benefit of creditors; or

     (6) Sublessee shall do or permit to be done any act which results in a lien being filed against the Subleased Premises.

     In the event that an order for relief is entered in any case under Title 11, U.S.C. (the "Bankruptcy Code") in which the Sublessee is the debtor and: (A) Sublessee as debtor in possession, or any trustee who may be appointed in the case (the "Trustee") seeks to assume the Sublease, then Sublessee, or Trustee, if applicable, in addition to providing adequate assurance described in applicable provisions of the Bankruptcy Code, shall provide adequate assurance to Sublessor of Sublessee's future performance under the Sublease by depositing with Sublessor a sum equal to the lesser of twenty-five per cent (25%) of the rental and other charges due for the balance of the Sublease term of six (6) months' rent ("Security"), to be held (without an allowance for interest thereon) to secure Sublessee's obligations under the Sublease, and (B) Sublessor, or Trustee, if applicable, seeks to assign the Sublease after assumption of the same, then Sublessor, in addition to providing adequate assurance described in applicable provisions of the Bankruptcy Code shall provide Adequate assurance to Sublessor of the proposed assignee's future performance under the Sublease by depositing with Landlord a sum equal to the Security to be held (without any allowance or interest thereon) to secure performance under the Lease by depositing with Sublessor a sum equal to the Security to be held (without any allowance or interest thereon) to secure performance under the Sublease. Nothing contained herein expresses or implies, or shall be construed to express or imply, that Sublessor is consenting to assumption and/or assignment of the Sublease. Neither Sublessee nor any Trustee shall conduct or permit the conduct of any "lien," "bankruptcy," "going out of business" or auction sale in or from the Subleased Premises.

Then, and in any such event (sometimes referred to as an "Event of Default") such party ("Defaulting party") shall be in default.

     10.02 DEFAULT BY SUBLESSEE. Upon a default by Sublessee, Sublessor may
           --------------------
exercise any remedy against Sublessee which Prime Landlord may exercise in the event of a default by Sublessor under the Prime Lease, including, without limitation, termination of the Sublease and termination of Sublessee's right to possession of the Subleased Premises.

     10.03 DEFAULT OF SUBLESSOR. Upon a default by Sublessor, Sublessee may
           --------------------
exercise any remedy against Sublessor which Sublessor may exercise in the event of a default by Prime Landlord under the Prime Lease, provided, however, so long as Sublessor is not in default under the Prime Lease for a monetary amount in excess of $5,000, Sublessee shall have no right to terminate this Sublease.

11.  SURRENDER OF SUBLEASED PREMISES. Upon any expiration or termination of this
     -------------------------------
Sublease or termination of Sublessee's right of possession of the Subleased Premises, or any part thereof, Sublessee shall surrender and vacate the Subleased Premises immediately and surrender the Subleased Premises to Sublessor, including the alterations, additions, improvements, equipment, and fixtures requested by Sublessor to remain on the Subleased Premises other than Sublessee moveable trade fixtures, in good condition and repair, shall remove all alterations, additions, improvements and fixtures not requested by Sublessor to remain on the Subleased Premises and shall repair all damage to the Subleased Premises caused by such removal prior to the Expiration Date. Any property not removed from the Subleased Premises upon expiration or termination hereof shall, subject to the rights of Prime Landlord under the Prime Lease, be conclusively presumed to have been abandoned by Sublessee, and Sublessor, or Prime Landlord may, at its option, retain, store and/or dispose of such property at Sublessee's expense. All such property shall, at Sublessor's or Prime Landlord's option, be conclusively deemed to have been conveyed to Sublessor by Sublessee as if by bill of sale without payment by Sublessor.

12.  UTILITIES. Sublessee shall obtain and pay for all utilities supplied to the
     ---------
Subleased Premises. Sublessor warrants that electrical, mechanical and plumbing systems are in good working order.

13.  INSURANCE. Sublessee shall procure and maintain, at its own cost and
     ---------
expense, such insurance as is required to be carried by Sublessor under the Prime Lease, naming Sublessor as an additional insured, as well as Prime Landlord, in the same manner required for naming Prime Landlord as provided therein. Sublessee shall furnish Sublessor a certificate of Sublessee's insurance required hereunder not later than Sublessee's taking possession of the Subleased Premises. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. Sublessee hereby waives claims against Prime Landlord and Sublessor for property damage to the Subleased Premises or its contents if and to the extent that Sublessor waives such claims against Prime Landlord under the Prime Lease. Sublessee agrees to obtain, for the benefit of Prime Landlord and Sublessor, such waivers of subrogation rights from its insurer as are required of Sublessor under the Prime Lease. Sublessor agrees to use reasonable efforts in good faith to obtain from Prime Landlord a waiver of subrogation rights in Prime Landlord's property insurance if and to the extent that Prime Landlord waives such claims against Sublessor under the Prime Lease or is required under the Prime Lease to obtain such waiver of subrogation rights.

 14. HAZARDOUS SUBSTANCES.
     --------------------

     14.01   Representation By Sublessor. Sublessor represents that to the
             ---------------------------
 best of Sublessor's knowledge there are no hazardous substances or hazardous wastes, as those terms are defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (SS)9601, et seq. and the Resource Conservation and Recovery Act, 42 U.S.C. (SS)960, et seq., in, on, or about the Subleased Premises. If subsequent to the date Sublessee accepts possession of the Subleased Premises it is determined that there are any Hazardous Materials (as defined below) in the Subleased Premises which were installed after Sublessor obtained possession of the Subleased Premises under the Prime Lease, and such Hazardous Materials are required by applicable federal, state or local law to be removed, encapsulated or otherwise treated ("Remediated"), Sublessor, at Sublessor's expense, shall as soon as practicable after notice thereof from Sublessee, remediate said Hazardous Materials as Sublessor deems appropriate so that all applicable federal, state and local laws are complied with. Such Remediation shall be Sublessee's sole remedy on account of such Hazardous Materials.

     14.02   REPRESENTATION BY SUBLESSEE. Sublessee shall not transport, use,
             ---------------------------
 store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Subleased Premises or permit Sublessee's employees, agents, contractors, invitees and other occupants of the Subleased Premises to engage in such activities upon or about the Subleased Premises. Sublessee shall promptly notify Sublessor of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Subleased Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Material on the Subleased Premises, (iii) any release, discharge or nonrouting, improper or unlawful disposal or transportation of any Hazardous Material on or from the Subleased Premises or in violation of this Section, and (iv) any matters where Sublessee is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Subleased Premises. Sublessor and Prime Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Subleased Premises initiated in connection with any environmental, health or safety law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an Material Safety Data Sheet.

     14.03  USE OF HAZARDOUS MATERIAL. If any Hazardous Material is released,
            -------------------------
discharged or disposed of by Sublessee or any other occupant of the Subleased Premises, or their employees, agents or contractors, on or about the Subleased Premises in violation of the foregoing provisions, Sublessee shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Subleased Premises and any other affected property and clean or replace any affected personal property (whether or not owned by Sublessor or Prime Landlord), at Sublessee's expense (without limiting Sublessor's other remedies therefor). Such clean up and removal work shall be subject to Sublessor's and Prime Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any court or governmental body having jurisdiction or reasonably required by Sublessor or Prime Landlord. If Sublessor, Prime Landlord or any Lender or governmental body arranges for any tests or studies showing that this Section has been violated, Sublessee shall pay for the costs of such tests. If any Hazardous Material is released, discharged or disposed of on or about the Subleased Premises and such release, discharge or disposal is not caused by Sublessee or other occupants of the Subleased Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damages to the extent that the Subleased Premises are affected thereby; in such case, Sublessee and Sublessor shall have the obligations and rights respecting such casualty damage provided under such Section 15 of this Sublease.

15.  DAMAGE BY FIRE OR OTHER CASUALTY. If (i) all or any portion of either the
     --------------------------------
Subleased Premises are damaged by fire or other casualty, (ii) such event gives Sublessor the right to terminate the Prime Lease or Prime Landlord the right to terminate the Prime Lease, and (iii) either Sublessor (Sublessor shall not exercise such right without the written consent of Sublessee) or Prime Landlord exercises such right; then this Sublease shall terminate in accordance with the provisions of the Prime Lease and all Base Rent and Additional Rent shall be apportioned in accordance with the provisions of the Prime Lease. If Sublessor or Prime Landlord is not entitled to terminate or does not exercise their respective right of termination with respect to a fire or other casualty, then (i) this Sublease shall continue in full force and the Subleased Premises shall be repaired or restored in the same manner and under the same conditions for repair and restoration as provided and required in the Prime Lease and (ii) Base Rent and Additional Rent shall abate in the same manner and for such period as Rent abates under the Prime Lease.

 16.   EMINENT DOMAIN
       --------------

       16.01 RESULTING IN TERMINATION. In the event (i) any part of the
             ------------------------
 Subleased Premises is taken or condemned by any competent authority for any public use or purpose or conveyed under threat of such condemnation, (ii) such event gives Prime Landlord the right to terminate the Prime Lease or Sublessor (Sublessor shall not exercise such right without the prior written consent of Sublessee) the right to terminate the Prime Lease, and (iii) either Sublessor or Prime Landlord exercises such right; then this Sublease shall terminate in accordance with the provisions of the Prime Lease, and all Base Rent and Additional Rent shall be apportioned in accordance with the provisions of Prime Lease.

       16.02 RESTORATION. In the event any part of the Building or the
             -----------
 Subleased Premises is taken or condemned by any competent authority for any public use or purpose, or is conveyed under threat of condemnation, and the Prime Lease is not terminated by Sublessor or Prime Landlord as a result thereof, then Base Rent and Additional Rent shall be adjusted in the same manner as provided for the adjusted Rent under the Prime Lease.

       16.03 CONDEMNATION AWARD. All condemnation awards shall, subject to the
             ------------------
 rights of Prime Landlord under the Prime Lease, be allocated to Sublessee in the manner set forth in Article 8 of the Prime Lease. Sublessee shall be entitled to seek a separate award in accordance with the provisions of the Prime Lease.

 17.   BROKERAGE COMMISSIONS. Sublessee and Sublessor represent and warrant to
       ---------------------
 each other than no real estate brokers, consultants or finders have participated in the negotiation or execution of this Sublease or the Prime Lease, except for Cushman & Wakefield of Minnesota, Inc. Sublessor shall pay Cushman & Wakefield of Minnesota, Inc. a commission of $1.70 per sq. foot, due upon full execution of the Sublease and Sublessee's delivery of the Security Deposit to Sublessor. Sublessee and Sublessor shall defend, indemnify and hold each other and Prime Landlord harmless from all damages, judgments, liabilities and expenses (including attorneys' fees) arising from any claims or demands of any broker, agent or finder with whom Sublessee or Sublessor has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Sublessee or the negotiation with Sublessee of this Sublease, other than Cushman & Wakefield of Minnesota, Inc.

 18.   ESTOPPEL CERTIFICATE
       --------------------

       18.01 Each party shall from time to time, upon not less than ten (10) days prior written request by the other, deliver a statement in writing certifying, if such is the case, (1) this Sublease is unmodified and in full force and effect or, if there have been modifications, that this Sublease, as modified, is in full force and effect; (2) the Commencement Date and the Expiration Date of the Term; (3) all work to be completed by Sublessee to the Subleased Premises has been completed and if not, specifying what has not been completed; (4) the amount of Base Rent then payable hereunder and the date to which such rent has been paid; (5) the other party is not, to such party's knowledge, in default under this Sublease or, if in default, a detailed description of such default(s); and (6) such other information as Sublessee, Sublessor or their respective mortgagee or third party may reasonably request. Each party acknowledges that any statement delivered pursuant to this Section may be relied upon by: (a) any purchaser or sublessee of the Premises or any part thereof or any improvement thereon; (b) any holder of a mortgage (as defined hereafter); and (c) any assignee of any mortgagee under any such mortgage.

 19.   SIGNAGE. Subject to Prime Landlord's and Sublessor's prior written
       -------
 approval and provided said signage complies with the requirements set forth in the Prime Lease and Exhibit E of the Prime Lease, Sublessee shall have the right to place monument signage on the existing structure located on the grounds of the Premises as well as signage above the entry door. Sublessor shall provide Sublessee with an allowance of $5,000.00 in connection with such signage.

 20.   NOTICES. All notices required or permitted to be given hereunder shall be
       -------
 in writing and shall be deemed given and delivered: (1) if by personal or courier service delivery, on the date of such delivery; (2) if by mail, whether or not received, three (3) business days after being deposited in the United States Mail, postage prepaid and properly addressed, certified or registered mail, return receipt requested; (3) if by recognized overnight mail, air-express or courier service (or by telecopy if the addressed is not in the United States), on the date of such delivery, at the following addressed: (1) To Sublessee at the address specified in Section 1.01B or such other address as Sublessee shall designate by written notice to Sublessor and a copy to Larkin, Hoffman, Daly and Lindgren, Ltd., Attention: Thomas P. Stoltman, 1500 Norwest Financial Center, 7900 Xerxes Avenue South, Bloomington, Minnesota 55431; and
 (2) To Sublessor at the address specified in Subsection 1.01C, with a copy to Holleb & Coff, 55 E.

Monroe Street, Suite 4100, Chicago, IL 60603, Attention: Allan S. Brilliant, or at such other address(es) as Sublessor shall hereafter designate by written notice to Sublessee.

 21. MISCELLANEOUS.
     -------------

     21.01     ENTIRE AGREEMENT. This Sublease and the Exhibits attached hereto
               ----------------
contain the entire agreement between Sublessee and Sublessor concerning the Subleased Premises and supersedes all other prior agreements, either oral or written, except the Prime Lease. Sublessee acknowledges that neither Sublessor nor its respective agents or employees have made any representations, warranties or promises with respect to the Subleased Premises or the making or entry into of this Sublease except as expressly set forth in this Sublease.

     21.02     EXECUTION. This Sublease shall be of no force or effect unless
               ---------
and until executed and delivered by all parties hereto. No provision of this Sublease may be amended except in writing signed by all parties hereto or their successors. By execution hereof, Sublessee acknowledges that it has receive a complete and correct copy of the Prime Lease.

     21.03     BINDING EFFECT. This Sublease shall be binding upon and inure to
               --------------
the benefit of Sublessee and Sublessor and their respective permitted legal representatives, successors and assigns.

     21.04     FORCE MAJEURE. Except as otherwise provided in the Prime Lease,
               -------------
neither party shall be deemed to be in default with respect to any of the terms, covenants and conditions of this Sublease on the part of such party to be performed if the party whose performance is delayed fails to timely perform the same and such failure is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure required materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by the other party (or such other party's agents or employees) or any other cause beyond the reasonable control of the party whose performance is so delayed; provided, however, that the time for performance shall in no event be extended due to financial or economic problems of either party, their architects, contractors, agents or employees. It shall be a condition of either party's right to claim an extension of time under this Section that such party notify the other in writing within ten (10) days after the occurrence of such cause, specifying the nature thereof and the period of time contemplated or necessary for performance.

     21.05     CAPTIONS. The Article and Section captions in this Sublease are
               --------
inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

     21.06     DEFINITIONS. All capitalized terms not defined herein shall have
               -----------
the meanings ascribed thereto in the Prime Lease.

     21.07     APPLICABLE LAW. This Sublease shall be construed in accordance
               --------------
with the laws of the State of Minnesota.

     21.08     TIME. Time is of the essence of this Sublease with respect to the
               ----
performance of all monetary obligations hereunder.

     21.09     PARTIAL INVALIDITY. Each term, covenant and condition of this
               ------------------
Sublease shall be valid and be enforced to the fullest extent permitted by law. If any term, covenant, or condition of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     21.10     TRIAL BY JURY. SUBLESSEE AND SUBLESSOR AGREE THAT THEY HEREBY
               -------------
WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS SUBLEASE AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSEE AND SUBLESSOR, THE USE OR OCCUPANCY OF THE SUBLEASED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE, OR FOR THE ENFORCEMENT OF ANY REMEDY UPON ANY STATUTE, EMERGENCY OR OTHERWISE.

     21.11     CUSTOM AND USAGE; CONSTRUCTION. Failure of either party to
               ------------------------------
enforce its rights under any provision of this Sublease or any other agreement between Sublessee and Sublessor shall not be construed as having created a custom in any way or course of dealing of manner contrary to the specific terms, provisions and covenants of this Sublease or as having in any manner modified the same. If any term, covenant, condition or agreement of this Sublease is capable of two or more constructions, one or more of which would render the provision void, and the other or others of which would render the provision valid, then the provision shall have the meaning or meanings which would render it valid. Both parties have participated in the negotiation and preparation of this Sublease with the assistance of competent legal counsel. Accordingly, this Sublease shall not be construed for or against Sublessee or Sublessor, but this Sublease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result.

     21.12     RECORDING. Upon written request of either party, the parties
               ---------
shall execute and acknowledge a memorandum of this Sublease in form contained in Exhibit "E" which shall be recorded at the
-----------
expense of the party requesting such recording. Sublessor shall record no other memorandum, affidavit or copy of this Sublease.

     21.13     JURISDICTION. Sublessee hereby consents to the jurisdiction of
               ------------
either the District Court of Hennepin County, Minnesota, or the United States District Court for Minnesota, in any action, suit or proceeding which Sublessor may at any time wish to file in connection with this Sublease or any related matter. Sublessee hereby agrees that an action, suit or proceeding to enforce this Sublease shall be brought in any State or Federal Court in the State of Minnesota and hereby waives any objection which Sublessee may have to the laying of the venue of any such action, suite or proceeding in any such Court; provided, however, that the provisions of this Section shall not be deemed to preclude Sublessor from filing any such action, suit or proceeding in any other appropriate forum.

     21.14     ATTORNEYS' FEES. If any legal action, arbitration or other
               ---------------
proceeding is brought for the enforcement of this Sublease, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Sublease, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other expenses and costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled. As used herein, the term "successfully or prevailing party" shall be the party which by law is entitled to recover its costs of suit, whether or not the action proceeds to final judgment. If the party which instituted the suit shall dismiss as against the other party without the concurrence of the other party, the nondismissing party shall be deemed the successful or prevailing party.

     21.15     CONSENT BY MORTGAGEE. This Sublease shall not become effective
               --------------------
and Sublessee shall not take possession of the Subleased Premises until such time as Prime Landlord's mortgagee, IDS Life Insurance Company, has consented in writing, to the Sublease and entered into an agreement with Sublessee providing for the Sublessee's continued possession of the Subleased Premises if Sublessee is not in default under the Sublease and Sublessee's agreement to attorn to such mortgagee.

     21.16     COUNTERPARTS. This Agreement may be executed in multiple
               ------------
counterparts, both of which shall constitute one and the same instrument. Additionally, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by affixing counterpart signature page(s) containing the signatures of both of the parties hereto. All of such counterpart signature pages shall be read as though one and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, this Sublease has been executed as of the date set forth above.

SUBLESSOR:                              SUBLESSEE:

1250895 ONTARIO LIMITED,                NETCO COMMUNICATIONS CORPORATION,
        an Ontario corporation          a Minnesota corporation

By [SIGNATURE ILLEGIBLE]                By______________________________
  ----------------------------
Its___________________________          Its_____________________________


Executed this ____ day of September, 1997, solely for the purposes described in
Section 4.01 of the Sublease:


                                        GLOBELLE CORPORATION, an Ontario
                                        corporation

                                        By [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                        Its_____________________________

     21.16     COUNTERPARTS. This Agreement may be executed in multiple
               ------------
counterparts, both of which shall constitute one and the same instrument. Additionally, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by affixing counterpart signature page(s) containing the signatures of both of the parties hereto. All of such counterpart signature pages shall be read as though one and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, this Sublease has been executed as of the date set forth above.

SUBLESSOR:                                   SUBLESSEE:


1250895 ONTARIO LIMITED,                     NETCO COMMUNICATIONS CORPORATION,
          an Ontario corporation             a Minnesota corporation

By______________________________             By /s/ John Washburn
                                                -----------------------------
Its_____________________________             Its Executive Vice President
                                                -----------------------------


Executed this ____ day of September, 1997, solely for the purposes described in
Section 4.01 of the Sublease:

                                             GLOBELLE CORPORATION, an Ontario
                                             corporation

                                             By______________________________

                                             Its_____________________________

                               LEGAL DESCRIPTION
                               -----------------


6100 West 110th Street
Bloomington, MN

     Block 1, Lot 2, Nesbitt Industrial Park 2nd Addition

                                   EXHIBIT A